   As filed with the Securities and Exchange Commission on October 27, 1998
                                                      Registration No. 333-
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--------------------------------------------------------------------------------
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                  ---------------

                                     FORM SB-2
                              REGISTRATION STATEMENT
                                       UNDER
                            THE SECURITIES ACT OF 1933

                                  ---------------

                                JAVELIN SYSTEMS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                      52-1945748
    (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                               17901 CARTWRIGHT ROAD
                             IRVINE, CALIFORNIA 92614
                                  (949) 440-8000
    (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                       REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                  ---------------

                                  RICHARD P. STACK
                        PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                JAVELIN SYSTEMS, INC.
                                17891 CARTWRIGHT ROAD
                              IRVINE, CALIFORNIA 92614
                                  (619) 440-8000
   (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                               OF AGENT FOR SERVICE)

                                  ---------------

                                     COPIES TO:

          Jeremy D. Glaser, Esq.                    Cameron Jay Rains, Esq.
         Michael A. Newman, Esq.                     Scott M. Stanton, Esq.
          Adam C. Lenain, Esq.                        Christian Waage, Esq.
          Cooley Godward LLP                    Gray Cary Ware & Freidenrich LLP
    4365 Executive Drive, Suite 1100            4365 Executive Drive, Suite 1600
      San Diego, California 92121                 San Diego, California 92121
             (619) 550-6000                              (619) 677-1400

                                  ---------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-63993

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                              CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                   PROPOSED
                                                     PROPOSED      MAXIMUM
                                    AMOUNT            MAXIMUM      AGGREGATE     AMOUNT OF
  TITLE OF EACH CLASS OF             TO BE         OFFERING PRICE  OFFERING    REGISTRATION
SECURITIES TO BE REGISTERED     REGISTERED(1)(2)    PER SHARE(3)   PRICE(3)         FEE
-------------------------------------------------------------------------------------------
Common Stock, $0.01 par value    115,000 shares        $6.75       $776,250       $215.80
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

(1) Includes 15,000 shares that the Underwriters have the option to purchase from the Company to cover over-allotments, if any.

(2) Shares of Common Stock previously registered include 1,437,500 shares of for which the registration fee has previously been paid.

(3) Estimated solely for the purposes of calculating the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.

      INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM SB-2
                            (FILE NO. 333-63993)

     Javelin Systems, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form SB-2 in its entirety the Registration Statement on Form SB-2, as amended (File No. 333-63993), declared effective on October 26, 1998 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has instructed its bank to pay the Commission the filing fee of $215.80 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on October 27, 1998); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank on October 27, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, County of Orange, State of California, on October 27, 1998.

                                       JAVELIN SYSTEMS, INC.

                                       By: /s/ RICHARD P. STACK
                                          -----------------------------------
                                                    Richard P. Stack
                                          President and Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



    SIGNATURE                           TITLE                               DATE
    ---------                           -----                               ----
/s/ Richard P. Stack         President and Chief Executive Officer     October 27, 1998
------------------------     (PRINCIPAL EXECUTIVE OFFICER)
    Richard P. Stack


/s/ Horace Hertz             Chief Financial Officer and Secretary     October 27, 1998
------------------------     (PRINCIPAL FINANCIAL AND ACCOUNTING
    Horace Hertz             OFFICER


           *                 Director                                  October 27, 1998
------------------------
    Steven J. Goodman


           *                 Director                                  October 27, 1998
------------------------
    Robert Nichols


*By: RICHARD P. STACK
    --------------------
     Richard P. Stack
     Attorney-in-Fact

INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
 5.1        Opinion of Cooley Godward LLP.
23.1        Consent of PricewaterhouseCoopers LLP, independent accountants.
23.2        Consent of Ernst & Young LLP, independent auditors.
23.3        Consent of Corbin & Wertz, independent auditors.
23.4        Consent of Rubin, Brown, Gornstein & Co. LLP, independent auditors.
23.5        Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.